Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of EnerSys on Form 10-Q for the quarterly period ended October 3, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of EnerSys.

By	/s/ David M. Shaffer

David M. Shaffer
Chief Executive Officer

By	/s/ Michael J. Schmidtlein

Michael J. Schmidtlein
Chief Financial Officer
Date: November 10, 2021